CREDITOR PROTECTION PROCEEDINGS RELATED DISCLOSURES	12 Months Ended
Dec. 31, 2012
Creditor Protection Proceedings Related Disclosures [Abstract]
Creditor Protection Proceedings Related Disclosures [Text Block]
6.	CredItOr Protection Proceedings RelateD Disclosures

Fresh start accounting

As discussed in note 3, Summary of significant accounting policies, the company applied fresh start accounting as of September 30, 2012, pursuant to which the reorganization value derived from the enterprise value established for the company was assigned to the company’s assets and liabilities, which required recording assets and liabilities at fair value in conformity with the procedures specified in ASC 805, Business Combinations. Deferred income taxes and pension and other post-employment benefits (OPEB) projected benefit obligations are excluded from this requirement. In accordance with fresh start accounting, the Predecessor company’s common shares, additional paid-in-capital, deficit and accumulated other comprehensive loss were eliminated. Accumulated depreciation on property, plant and equipment was eliminated and estimated remaining useful lives were updated.

Enterprise valuation

We engaged an independent financial advisor to assist us in the determination of the enterprise value of the Successor company. The enterprise value was estimated using three valuation methods: (i) discounted cash flow analysis (DCF), (ii) comparable company analysis, and (iii) precedent transactions analysis. The enterprise value was determined primarily based on the DCF analysis.

The DCF analysis is a forward-looking enterprise valuation methodology that estimates the value of an asset or business by calculating the present value of expected future cash flows to be generated by that asset or business. The company’s discount rate, defined as the blended rate of return required by debt and equity investors of the Successor company, was estimated to be 15%. A one percent change in the discount rate has an impact of approximately $40.0 million on the equity value of the company. Expected future cash flows were based on unlevered after-tax free cash flows, a five-year projection period, and an estimated value beyond the projection period known as a terminal value. Cash flow projections incorporated various assumptions, including future product sales prices and foreign exchange assumptions based on independent, published market forecasts, future cost trends based on the company’s operating history and realization of the cost reductions negotiated while in creditor protection. The enterprise value of the company calculated using the DCF analysis was $392.9 million.

The comparable company analysis estimates the value of the company based on a relative comparison with other publicly traded companies with similar operating and financial characteristics. Under this valuation methodology, the enterprise values of these publicly traded companies, calculated as the aggregate market value of their publicly traded equity securities plus the aggregate amount of net debt outstanding, are expressed as multiples of various measures of the respective company’s operating earnings such as earnings before interest, taxes, depreciation and amortization (EBITDA). These multiples are then applied to the company’s actual and projected operating results, after adjusting for differences in, among other things, product offerings, markets, size, risk profile, profitability, leverage and operating margins. The company’s implied multiple as of September 30, 2012 was estimated to be 4.9 X 2013 projected EBITDA.

The precedent transactions analysis estimates the value of the company based on a relative comparison with companies that were recent targets of merger and acquisition transactions. Under this valuation methodology, the purchase prices paid for these companies are expressed as multiples of various measures of the respective company’s operating earnings such as EBITDA. These multiples are then applied to the company’s actual and projected operating results, after adjusting for unique value considerations incorporated in purchase prices, as well as differences in, among other things, product offerings, markets, size, risk profile, profitability, leverage and operating margins. No recent precedent transactions were identified that were comparable on a relative basis to the company and, therefore, an implied multiple could not be estimated for the company in accordance with this valuation method.

In addition, certain of the company’s non-operating assets were valued separately as follows: (i) tax attributes were valued based on a DCF analysis of the projected tax savings that will arise from the use of the company’s available post-emergence attributes, and (ii) assets marketed to be sold prior to emergence from creditor protection were valued based on the present value of estimated gross sales proceeds minus estimated sales costs. Income taxes in the DCF analysis were estimated based on the projected statutory tax rates in Canada and the United States during the forecasting period of 2012 to 2017.

Allocation of reorganization value to assets and liabilities

The reorganization value derived from the company’s enterprise value was assigned to assets and liabilities in accordance with the acquisition method of accounting for business combinations, which requires recording assets and liabilities other than deferred income taxes and pension and OPEB projected benefit obligations at fair value. The amount of deferred income taxes for the Successor company was determined in accordance with FASB ASC 740. See note 21, Income taxes, for additional information. The amount of pension and OPEB projected benefit obligations was determined in accordance with FASB ASC 715, which required that the actuarial present value of the company’s defined benefit pension and post-retirement benefit plan assets and benefit obligations be determined based on certain assumptions (see note 19, Employee future benefits).

Fair value estimates were based on the following approaches:

▪	Inventories: Fair value of finished goods inventories was based on estimated selling prices less selling costs, shipping costs and profit allowance. The fair values of raw materials and work in process inventories were estimated to approximate their carrying values. The fair value of mill stores and other supplies inventories was based on replacement cost for high-turnover items and on replacement cost less economic obsolescence for low-turnover items.

▪	Fixed assets: Fair value of construction in progress was estimated to approximate carrying value. The fair value of land was based on the most recent property tax assessments. The fair value of other fixed assets was based on the cost valuation method and the income valuation method. The cost valuation method estimates fair value based on the estimated replacement cost of an asset, adjusted for various factors including physical deterioration, technological obsolescence, economic life, and significant maintenance or betterment projects expected in the foreseeable future. The income valuation method estimates fair value based on a DCF analysis, which incorporates various assumptions including future product sales prices and foreign exchange assumptions based on independent, published market forecasts, future cost trends based on the company’s operating history, and realization of the cost reductions negotiated while in creditor protection.

▪	Assets and liabilities held for sale: The fair value of assets held for sale and liabilities associated with assets held for sale were estimated based on the present value of expected sales price less cost to sell.

▪	All other assets and liabilities were recorded at the Predecessor company’s carrying values, which approximate fair value, after adjustments resulting from the implementation of the Plan.

▪	Goodwill: Calculated as the amount by which the enterprise value of the Successor company exceeded the fair value of identified assets and liabilities.

Reorganized consolidated balance sheet

The effects of the implementation of the Plan and the application of fresh start accounting on the company’s consolidated balance sheet as of September 30, 2012, are presented in the reorganized consolidated balance sheet below.

The adjustments set forth in the column labeled Plan of arrangement adjustments reflects the impact of implementing the Plan including, among other things, the discharge and settlement of liabilities subject to compromise based on claims allowed by the Courts, the issuance of Successor company common stock to holders of allowed claims in satisfaction of such claims, and the incurrence of new indebtedness related to secured notes issued to holders of the Predecessor company’s secured pre-petition debt and related to the company’s exit financing.

The adjustments set forth in the column labeled Fresh start accounting adjustments reflect, among other things, adjustments to the carrying values of the company’s assets and liabilities to reflect their fair values, and the elimination of common stock, additional paid-in-capital, deficit and accumulated other comprehensive loss as a result of the application of fresh start accounting.

	As at September 30, 2012
		Plan of	Fresh Start
		Arrangement	Accounting
(In millions of Canadian dollars)	Predecessor	Adjustments	Adjustments	Successor
Assets
Current assets
Cash and cash equivalents	$22.7	$(10.5)[1]	$–	$12.2
Restricted cash	9.8	(6.1)[1]	–	3.7
Accounts receivable	144.8	(4.0)[4]	–	140.8
Inventories	131.5	–	–	131.5
Prepaids and other	20.1	–	(7.1)[7]	13.0
Assets held for sale	44.2	–	12.07	56.2
	373.1	(20.6)	4.9	357.4
Property, plant and equipment	356.7	–	257.47	614.1
Goodwill	–	–	56.77	56.7
Deferred income tax assets	2.5	–	(2.5)[7]	–
Other assets	2.6	9.31	–	11.9
	$734.9	$(11.3)	$316.5	$1,040.1
Liabilities
Liabilities not subject to compromise
Current liabilities
Accounts payable and accrued liabilities	$85.3	$12.22	$–	$97.5
Current portion of long-term debt	6.7	–	–	6.7
Liabilities associated with assets held for sale	16.6	0.52	(2.3)[7]	14.8
	108.6	12.7	(2.3)	119.0
Long-term debt	215.4	243.53	–	458.9
Employee future benefits	300.4	–	–	300.4
Other long-term obligations	9.0	–	–	9.0
Deferred credits	9.6		(9.6)[7]	–
Total liabilities not subject to compromise	643.0	256.2	(11.9)	887.3
Liabilities subject to compromise	875.5	(875.5)[4]	–	–
Total liabilities	1,518.5	(619.3)	(11.9)	887.3
Deficiency
Shareholders’ deficiency
Predecessor common stock	1,035.2	–	(1,035.2)[8]	–
Successor common stock	–	144.95	–	144.9
Additional paid-in capital	16.7	–	(16.7)[8]	–
Deficit	(1,688.1)	463.16	1,225.08	–
Accumulated other comprehensive loss	(114.1)	–	114.18	–
	(750.3)	608.0	287.2	144.9
Non-controlling interest (deficit)	(33.3)	–	41.2	7.9
	(783.6)	608.0	328.47	152.8
	$734.9	$(11.3)	$316.5	$1,040.1

Plan of Arrangement Adjustments

1	Implementation of the Plan resulted in the following cash impact:

(In millions of Canadian dollars)
Proceeds from implementation of the Plan:
Release of restricted cash	$6.1
Borrowing under the ABL Facility	64.0
Issuance of Floating Rate Notes	33.4
Payments related to implementation of the Plan
Repayment of DIP Credit Facility, including exit fee of $6.9 million	(104.5)
Payment of issuance costs related to new debt	(9.3)
Other	(0.2)
$(10.5)

2	Reflects the estimated Cash Convenience Pool and PREI Proceeds Pool (see note 2, Creditor protection proceedings) that was payable to the company’s general creditors and the holders of the Predecessor company’s 2014 Notes as of September 30, 2012 as full settlement of their allowed claims under the creditor protection proceedings. The company paid out the Cash Convenience Pool of $1.0 million in November 2012. On February 13, 2013, the company agreed to the sale of its interest in PREI, subject to Court approval, for proceeds of $33.0 million compared to estimated proceeds as of September 30, 2012 of $30.0 million (see note 8, Variable interest entities).

3	Reflects (i) the issuance of US$250.0 million senior secured notes due in 2017 to the holders of the Predecessor company’s 2016 Notes as partial settlement of their allowed claims under the creditor protection proceedings, (ii) the amount withdrawn on the company’s ABL Facility, (iii) the issuance of US$35.0 million Floating Rate Notes, and (iv) repayment of the withdrawn amount on the DIP Credit Facility that was cancelled on exit from the creditor protection proceedings (see note 2, Creditor protection proceedings).

4	The settlement or extinguishment of all remaining liabilities subject to compromise as of September 30, 2012 under the Plan is summarized below:

(In millions of Canadian dollars)
Unsecured pre-petition debt	$243.9
Secured pre-petition debt	380.9
Accrued interest on unsecured pre-petition debt	18.9
Accrued interest on secured pre-petition debt	59.5
Accounts payable and accrued liabilities, excluding accrued interest	33.8
Pension and other post-retirement projected benefit obligations	24.8
Labour union claim *	91.8
Rejected leases and contracts	21.9
Total liabilities subject to compromise of the Predecessor company	875.5
Issuance of Successor company common stock **	(144.9)
Issuance of new senior secured notes	(243.8)
Estimated Cash Convenience Pool payable	(0.9)
Estimated PREI Proceeds Pool payable ***	(11.7)
Elimination of sales tax receivable related to compromised accounts payable	(4.0)
Gain on extinguishment of liabilities subject to compromise ****	$470.2

*	The labour unions at the company’s Canadian mills submitted unsecured claims with respect to the June 25, 2012 creditor vote on the Plan. These claims were based on the estimated present value of the five-year wage and benefit reductions agreed to in the new labour agreements that went into effect on May 1, 2012. These claims, which were under dispute at the time of the approval of the Plan, were subsequently allowed by the Court.
**	On September 30, 2012, the company had 14.4 million common shares outstanding. These common shares were issued to its secured bondholders. On September 30, 2012, the company held a total of 0.6 million common shares in reserve for the benefit of holders of allowed unsecured creditor claims comprising the Unsecured Creditor Share Pool. In December 2012, 127,571 additional common shares were issued as full and final settlement of the Unsecured Creditor Share Pool, increasing the total common shares outstanding as of December 31, 2012 to 14,527,571.
***	The company entered into an agreement to sell PREI on February 13, 2013 for $33.0 million and therefore adjusted the estimated PREI Proceeds Pool payable as of December 31, 2012 to $12.9 million.
****	Includes gain related to discontinued operations of $4.8 million. See note 9, Assets held for sale and discontinued operations.

5	Reflects the issuance of common stock of the Successor company, which had an equity value of $144.9 million as of September 30, 2012 which was determined as follows:

(In millions of Canadian dollars)
Enterprise value	$392.9
Plus:
Net redundant assets	117.3
Less:
Interest bearing debt	(351.8)
Other adjustments	(13.5)
Equity value of the Successor company	$144.9

6	Reflects the following items, all of which were included in Reorganization items, net in our consolidated statements of earnings (loss) for the nine months ended September 30, 2012:

(In millions of Canadian dollars)
Gain on extinguishment of liabilities subject to compromise	$470.2
Professional fees *	(6.9)
Other	(0.2)
Gain due to plan of arrangement adjustments **	$463.1

*	Represents professional fees that were contractually due to certain professionals as “success” fees upon the company’s emergence from the creditor protection proceedings and were recorded as part of the effects of implementing the plan of arrangement.

**	Includes gain related to discontinued operations of $7.1 million. See note 9, Assets held for sale and discontinued operations.

Fresh Start Accounting Adjustments

7	Reflects the following adjustments to the carrying value of asset and liabilities to reflect their estimated values as of September 30, 2012 based on the respective valuation methods discussed previously:

(In millions of Canadian dollars)
Prepaids and other	$(7.1)
Property, plant and equipment	257.4
Assets held for sale	12.0
Goodwill	56.7
Deferred income tax assets	(2.5)
Liabilities associated with assets held for sale	2.3
Deferred credits	9.6
Gain due to fresh start accounting adjustments	$328.4

The following table summarizes the reconciliation of the enterprise equity value to the reorganization value, and the allocation of the reorganization value to the assets and liabilities of the Successor company based on their estimated fair values as of September 30, 2012.

(In millions of Canadian dollars)
Enterprise value of the Successor company, including net redundant assets and other adjustments	$496.7
Adjusted for:
Non-controlling deficit	7.9
Non-interest bearing liabilities	535.5
Reorganization value to be allocated to assets	1,040.1
Less amounts allocated to the value of:
Total current assets	(357.4)
Property, plant and equipment	(614.1)
Other assets	(11.9)
Reorganization value not allocated (goodwill)	$56.7

8	The net adjustments to common stock, additional paid-in-capital, deficit, and accumulated other comprehensive loss included the adjustments required to state assets and liabilities of the Successor company at fair value, which resulted in a gain of $328.4 million included in Reorganization items, net ($328.3 million) and Loss from discontinued operations net of tax ($0.1 million) in the company’s consolidated statements of earnings (loss) for the nine months ended September 30, 2012, and the elimination of the Predecessor company’s equity accounts pursuant to fresh start accounting.

Reorganization Items, Net

Expenses (including professional fees), realized gains and losses, and provisions for losses resulting from reorganization activities are reported separately from ongoing operations of the business in the consolidated statement of earnings (loss) as Reorganization items, net. Interest expense isn’t a reorganization item.

The components of reorganization items, net for the three months ended December 31, 2012 and the nine months ended September 30, 2012, were as follows:

Reorganization items, net	Three months ended December 31, 2012	Nine months ended September 30, 2012
Professional fees ¹	$1.8	$24.7
Gain due to plan of arrangement adjustments ²	1.4	(456.0)
Gain due to fresh start accounting adjustments ³	–	(328.3)
DIP financing costs [4]	–	3.8
Acceleration of ABL financing costs [5]	–	3.3
Provision for repudiated lease contract [6]	–	7.0
Write-off of debt discount, modification and issuance costs [7]	–	(11.0)
Adjustment to pre-petition accounts payable [8]	–	(4.8)
Adjustment to other post-employment benefits	–	2.4
Provision for labour union claims [9]	–	91.8
Other	–	0.2
Reorganization items, net from continuing operations	3.2	(666.9)
Gain due to plan of arrangement adjustments ²	1.0	(7.1)
Gain due to fresh start accounting adjustments ³	–	(0.1)
Adjustment to pre-petition accounts payable	–	(1.9)
Provision for repudiated coal contract [6]	–	4.3
Reorganization items, net from discontinued operations	1.0	(4.8)
Total	$4.2	$(671.7)

1	Professional fees directly related to the creditor protection proceedings, ongoing monitoring and establishment of a reorganization plan, including legal, consulting and other professional fees.

2	See discussion under Plan of arrangement adjustments above.

3	See discussion under Fresh start accounting adjustments above.

4	DIP financing costs incurred in connection with entering into the DIP Credit Agreement, including commitment fees.

5	Pursuant to the creditor protection proceedings, the company’s former ABL Facility was replaced by the DIP Credit Facility which resulted in the acceleration of the remaining deferred unamortized financing costs on the ABL Facility to the consolidated statements of earnings (loss).

6	The company repudiated on a lease contract at its paper recycling operation which was closed in 2010, resulting in a $7.0 million adjustment to the allowed claims amount. The company repudiated on a coal contract at its Snowflake mill, discontinued on September 30, 2012, which resulted in adjustments for allowed claims of $4.3 million.

7	The company’s secured and unsecured pre-petition debt balances were adjusted to the allowed claims amounts, defined as the outstanding principal plus accrued and unpaid interest, which resulted in the write-off of the unamortized discount, modification and debt issue costs on the 2014 Notes and 2016 Notes.

8	The company’s pre-petition accounts payable were adjusted to the allowed claims amount.

9	The labour unions at the company’s Canadian mills submitted unsecured claims with respect to the June 25, 2012 creditor vote on the Plan. These claims were based on the estimated present value of the five-year wage and benefit reductions agreed to in the new labour agreements that went into effect on May 1, 2012. These claims, which were under dispute at the time of the approval of the Plan, were subsequently allowed by the Court, resulting in a provision for $91.8 million.

Liabilities Subject to Compromise

As of December 31, 2012 and September 30, 2012, the company had no liabilities subject to compromise due to its emergence from creditor protection proceedings on September 13, 2012.